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                                                                   EXHIBIT 10.24

                            FIRST AMENDMENT TO LEASE

This First Amendment to Lease is attached to and made a part of that certain Lease dated July 01, 1997 by and between Cheyenne Investments, LLC, a Nevada Limited Liability Company, ("Landlord" and MGC Communications, Inc., a Nevada Corporation ("Tenant").

The above mentioned Lease is amended as follows:

PREMISES

1) The number Thirty Two Thousand, Four Hundred Fifty square feet (32,450) of Rentable area is hereby substituted for the number Twenty Four Thousand, One Hundred Twenty Five square feet (24,125) of Rentable area as found in Paragraph 2,(1).

BASE MONTHLY RENT

2) The sum Fifty Three Thousand Five Hundred Forty Two and 50/100 Dollars ($53,542.50) is hereby substituted for the sum Thirty Nine Thousand Eight Hundred Six and 25/100 Dollars ($39,806.25) as found in Paragraph 2,(j).

Save and except as amended hereby, said Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have signed this First Amendment to Lease this 1st day of May, 1998.

LANDLORD:                          TENANT:


Cheyenne Investments, LLC               MGC Communications, Inc.
A Limited Liability Company             A Nevada Corporation


By: /s/  GEORGE K. CONNOR               /s/  NIELD J. MONTGOMERY
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Title: Manager                          Title: President
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